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                                                                   EXHIBIT 10.20


                           CERTIFICATE OF FORMATION

                                      OF

                       READING INTERNATIONAL CINEMAS LLC



     This Certificate of Formation of Reading International Cinemas LLC is being duly executed and filed by James C. Lockwood, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act.


1.   The name of the limited liability company is Reading International Cinemas
     LLC.

2. The address of its registered office in the State of Delaware is 103 Springer Building, 3411 Silverside Road, Wilmington, New Castle County, Delaware 19810. The name of its registered agent at such address is Organization Services, Inc.


     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 7th day of November 1995.
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                                            /s/ James C. Lockwood
                                            -------------------------------
                                            James C. Lockwood